EXHIBIT 99.906.CERT
Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Dennis Mooradian, President of HighMark Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 10, 2013	/s/ Dennis Mooradian
Dennis Mooradian, President
(principal executive officer)

I, Pamela O’Donnell, Chief Financial Officer of HighMark Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 10, 2013	/s/ Pamela O’Donnell
Pamela O’Donnell, Chief Financial Officer
(principal financial officer)